Shore Bancshares, Inc.

Banking. Insurance. Investments.

W. Moorhead Vermilye
President & Chief Executive Officer

Lloyd L. "Scott" Beatty, Jr.
Vice President & Chief Operating Officer

Mid-Atlantic SuperCommunity Bank Conference

Philadelphia

November 6, 2006

SHBI Corporate Overview

- Family of 5 companies, with FOUR over 100 years old
- Largest Delmarva independent with $934 MM assets, $254.3 MM market cap[¤], 27 locations (17 bank branches, 10 non-bank offices)
- We are located in the best strategic, natural submarkets with population growth rates & per capita income above national averages
- 6.05% Insider and Board ownership; 12.12% institutional & mutual fund ownership[†]

[¤] As of 10-23-06; [†] SHBI 2006 proxy; SNL Financial

Presentation Agenda

1. Market Analysis
2. Financial Performance Highlights – Scott Beatty
3. Key Strategic Goals – Scott Beatty
4. Compelling Investment Considerations


SHBI DELMARVA
MARKET
Maine
VT
NH
New York
Mass.
Conn.
RI
New York City
Pennsylvania
NJ
Philadelphia
Baltimore
Wash., DC
MD
DE
Virginia
Richmond
Norfolk
North Carolina
Baltimore
Washington, DC
Richmond
Norfolk
MD
DE

SHBI FOOTPRINT



27 LOCATIONS
Chestertown
Centreville
Stevensville
Chester
Grasonville
Hillsboro
Denton
St. Michaels
Easton
Cambridge
Felton
Milford
MD
DE
MARYLAND
DELAWARE
SHORE BANCSHARES, INC.
Banking. Insurance. Investments.
T THE TALBOT BANK
C CENTREVILLE NATIONAL BANK
A AVON-DIXON INSURANCE
F FELTON BANK
W WYE TRUST SERVICES
M WYE MORTGAGE GROUP
★ Loan Production Offices

Vision

"The strength of our markets has created the opportunity to historically outperform our peers, and we intend to dominate every market within our footprint."

Shore Bancshares, Inc.
Current Year Highlights (9/30/06)

Return on Average Assets	1.60%
Return on Average Equity	13.22%
Average Equity/Average Assets	12.07%
Net Interest Margin	4.80%
Non-interest Income	25.96%
Efficiency Ratio	53.89%


ROAE
PERCENT
20
18
16
14
12
10
8
6
4
2
0
2002
2003
2004
2005
YTD 6-30
YEARS
EQUITY/ASSETS
PERCENT
14
12
10
8
6
4
2
0
2002
2003
2004
2005
YTD 6-30
YEARS
SHBI
SNL Small Cap (Market Cap $250MM-$1B)
SNL Bank $1B-$5B (Assets)
SNL Mid-Atlantic Bank (96 Public Banks in MD, DE, DC, NJ, PA, NY)

NET INTEREST MARGIN


SHBI
SNL Small Cap Bank
SNL Bank $1B - $5B
SNL Mid-Atlantic Bank
6
5
4
3
2
1
0
PERCENT
2002
2003
2004
2005
YTD 6-30
YEARS

NONINTEREST INCOME/OPERATING REVENUE



SHBI
SNL Small Cap Bank
SNL Bank $1B - $5B
SNL Mid-Atlantic Bank
60
50
40
30
20
10
0
PERCENT
2002
2003
2004
2005
YTD 6-30
YEARS

EFFICIENCY RATIO



PERCENT
64
62
60
58
56
54
52
50
48
46
2002
2003
2004
2005
YTD 6-30
YEARS
SNL Mid-Atlantic Bank
SNL Bank $1B - $5B
SNL Small Cap Bank
SHBI
SHBI
SNL Small Cap Bank
SNL Bank $1B - $5B
SNL Mid-Atlantic Bank

Key Strategic Goals

Profitability

- Maintain NIM > 3.50
- Maintain core bank efficiency ratio <55%
- Generate >25% non-interest income as percentage of total revenue
- Maintain NPAs <1%
- Maintain dividend payout ratio >40%

Key Strategic Goals

Growth

- Make “institutional” branching decisions
- Commitment to invest in infrastructure to support growth
- Execute 3-prong acquisition strategy (insurance, asset management, banks)
- Dominate all sub-markets within our footprint

Focus on Execution Ensures Success

- We concentrate only on Delmarva Peninsula
- Our Management Team has talent & unique skills
- We follow a "dynamic" strategic plan
- We are focused on correct elements to execute

Compelling Investment Considerations

- Track record of results
  - ✓ Diversity of revenue sources
  - ✓ Organizational depth
- Focused on creating sustainable competitive advantages
- Scarcity of investment opportunities
- 5 year total return = 354.28%

SHORE BANCSHARES, INC.

Banking. Insurance. Investments.

W. Moorhead Vermilye
President & Chief Executive Officer

Lloyd L. “Scott” Beatty, Jr.
Vice President & Chief Operating Officer

Mid-Atlantic SuperCommunity Bank Conference

Philadelphia

November 6, 2006

ADDENDUM

SHBI Management Team

Talent, depth, unique skills

- **W. Moorhead Vermilye**, 66, Director of SHBI since December 2000, Director of Talbot Bank since 1977. President & CEO of SHBI.
- **Lloyd L. Beatty, Jr.**, 54, CPA, Director of SHBI since December 2000, Director of Talbot Bank since 1992. Vice President & Chief Operating Officer of SHBI since October 2005. Formerly COO, private equity firm Darby Overseas Investments. Formerly Managing Partner of public accounting firm.
- **Daniel T. Cannon**, 57, Director of SHBI since 1996, Director of Centreville National Bank since 1986. President & CEO of Centreville National Bank.
- **William W. Duncan, Jr.**, 59, Director of SHBI and President & CEO of Talbot Bank since July 2006. Chairman of Mercantile Eastern Shore Bank 2004-06. From 1982-2004 President & CEO St. Michaels Bank, St. Michaels, MD, a Mercantile Bancshares Corporation affiliate. From 1973-82 senior loan officer First National Bank of Maryland. Former Director of Federal Reserve Bank of Richmond.
- **Thomas H. Evans**, 57, director of SHBI since November 2004, Director of Felton Bank (DE) since July 2004. President and CEO of Felton Bank since February 2001. Formerly commercial lending manager Bank of America.
- **Susan E. Leaverton**, 42, Treasurer & CFO of SHBI since December 2000. From 1997-2000 Secretary & Treasurer of Talbot Bancshares. Vice President of Finance of Talbot Bank since 1994.
- **Carol L. Brownawell**, 41, Secretary of SHBI since December 2000. From 1996-2000 Treasurer of SHBI. Executive Vice President & CFO Centreville National Bank since January 1997.
- **Christopher F. Spurry**, 58, Chairman of the Board of SHBI since April 2006. Director of SHBI since April 2004 and Director of Talbot Bank since 1995. Owner and President of Spurry & Associates, Inc., a regional Manufacturer's Representative firm serving the foodservice equipment industry.

Selected SHBI Market Highlights

- Five year population growth in 7-county SHBI footprint to exceed 8.8%, which is double the national growth rate. Projected 5-year population growth in 4 of 7 counties exceeds 14%

- Current median age in 7-county market is 40 years old.

- Average household income to increase 15-17% over next 5 years vs. 10.7% for US.

- 7-county footprint has total of >7,000 business establishments, with 10% employing more than 100 workers.

- SHBI deposit market share by county:

Maryland	Delaware
Talbot -- #1	Kent -- #7
Queen Anne's -- #2	Sussex -- #15
Caroline -- #4	
Kent -- #5	
Dorchester -- #9	

Data sources: Claritas, SNL Financial

Market Demographics - (Shore Bancshares, Inc.)

Shore Bancshares, Inc. (NASDAQ: SHBI)

Market: County

Delaware (DE)

County	Market Rank	Number of Branches	Company Deposits in Market ($000)	Deposit Market Share	Percent of State Franchise	Percent of National Franchise	Total Population 2005 (Actual)	Population Change 2000-2005 (%)	Projected Population Change 2005-2010 (%)	Median HH Income 2005 ($)	HH Income Change 2000-2005 (%)	Projected HH Income Change 2005-2010 (%)
Kent	7	1	48,332	3.92	80.37	7.05	141,640	11.79	12.28	47,410	15.91	15.21
Sussex	15	1	11,802	0.48	19.63	1.72	178,807	14.15	13.65	46,199	18.04	16.20
DE Totals		**2**	**60,134**		**100.00**	**8.77**	**320,447**					
Weighted Average: Delaware Franchise								**12.26**	**12.55**	**47,172**	**16.33**	**15.40**
Aggregate: Entire State of Delaware							**847,811**	**8.19**	**8.32**	**55,948**	**17.87**	**18.59**
Aggregate: National							**298,727,898**	**6.15**	**6.26**	**49,747**	**17.98**	**17.36**

Maryland (MD)

County	Market Rank	Number of Branches	Company Deposits in Market ($000)	Deposit Market Share	Percent of State Franchise	Percent of National Franchise	Total Population 2005 (Actual)	Population Change 2000-2005 (%)	Projected Population Change 2005-2010 (%)	Median HH Income 2005 ($)	HH Income Change 2000-2005 (%)	Projected HH Income Change 2005-2010 (%)
Talbot	1	4	363,607	42.47	58.13	53.03	36,003	6.48	6.30	51,093	16.77	18.46
Queen Anne's	2	5	182,068	28.10	29.11	26.55	46,041	13.50	13.42	65,598	14.05	16.01
Caroline	4	2	42,651	11.96	6.82	6.22	31,525	5.89	6.59	43,683	12.20	10.07
Kent	5	1	21,748	4.93	3.48	3.17	22,499	17.20	18.01	45,354	13.74	13.37
Dorchester	9	2	15,460	2.92	2.47	2.25	31,707	3.37	4.57	38,585	13.20	11.60
MD Totals		**14**	**625,534**		**100.00**	**91.23**	**167,775**					
Weighted Average: Maryland Franchise								**8.90**	**8.88**	**54,773**	**15.64**	**16.99**
Aggregate: Entire State of Maryland							**5,632,691**	**6.35**	**6.57**	**61,384**	**15.81**	**15.74**
Aggregate: National							**298,727,898**	**6.15**	**6.26**	**49,747**	**17.98**	**17.36**

Data source: SNL Financial

Deposit Market Share

Shore Bancshares, Inc. (NASDAQ: SHBI)

Kent, DE

2005 Rank	2004 Rank	Institution (ST)	Type	2005 Number of Branches	2005 Total Deposits in Market ($000)	2005 Total Market Share (%)	2004 Total Deposits in Market ($000)	2004 Total Market Share (%)
1	1	Wilmington Trust Corp. (DE)	Bank	5	250,231	20.32	272,995	22.76
2	2	Royal Bank of Scotland Group	Bank	4	247,271	20.08	271,354	22.63
3	3	PNC Financial Services Group (PA)	Bank	5	244,629	19.86	230,623	19.23
4	4	First National Bank of Wyoming (DE)	Bank	6	196,125	15.92	181,573	15.14
5	5	Wachovia Corp. (NC)	Bank	2	105,074	8.53	88,590	7.39
6	6	Artisans' Bank (DE)	Bank	1	62,204	5.05	56,970	4.75
7	**7**	**Shore Bancshares Inc. (MD)**	**Bank**	**1**	**48,332**	**3.92**	**42,823**	**3.57**
8	8	County Bank (DE)	Bank	1	35,203	2.86	35,467	2.96
9	9	WSFS Financial Corp. (DE)	Thrift	3	22,939	1.86	12,616	1.05
10	11	Commerce Bancorp Inc. (NJ)	Bank	1	13,206	1.07	0	0.00
		Total For Institutions In Market		**31**	**1,231,714**		**1,199,286**	

Note: Non-Retail Branches not included

Data source: SNL Financial

Deposit Market Share

Shore Bancshares, Inc. (NASDAQ: SHBI)

Sussex, DE

2005 Rank	2004 Rank	Institution (ST)	Type	2005 Number of Branches	2005 Total Deposits in Market ($000)	2005 Total Market Share (%)	2004 Total Deposits in Market ($000)	2004 Total Market Share (%)
1	1	Wilmington Trust Corp. (DE)	Bank	17	733,259	29.88	770,325	32.53
2	2	Mercantile Bankshares Corp. (MD)	Bank	8	404,551	16.48	364,990	15.41
3	3	Royal Bank of Scotland Group	Bank	4	342,401	13.95	333,964	14.10
4	4	PNC Financial Services Group (PA)	Bank	5	261,754	10.67	251,012	10.60
5	5	County Bank (DE)	Bank	8	225,949	9.21	217,977	9.20
6	6	Fulton Financial Corp. (PA)	Bank	7	195,659	7.97	214,962	9.08
7	7	Delmar Bancorp (MD)	Bank	4	81,622	3.33	72,439	3.06
8	8	Wachovia Corp. (NC)	Bank	1	76,691	3.13	63,810	2.69
9	14	WSFS Financial Corp. (DE)	Thrift	1	32,698	1.33	8,386	0.35
10	15	Artisans' Bank (DE)	Bank	2	24,844	1.01	3,041	0.13
15	**13**	**Shore Bancshares Inc. (MD)**	**Bank**	**1**	**11,802**	**0.48**	**10,457**	**0.44**
		Total For Institutions In Market		**63**	**2,454,081**		**2,368,241**	

Note: Non-Retail Branches not included

Data source: SNL Financial

Deposit Market Share

Shore Bancshares, Inc. (NASDAQ: SHBI)

Caroline, MD

2005 Rank	2004 Rank	Institution (ST)	Type	2005 Number of Branches	2005 Total Deposits in Market ($000)	2005 Total Market Share (%)	2004 Total Deposits in Market ($000)	2004 Total Market Share (%)
1	1	PSB Holding Corp. (MD)	Bank	5	118,298	33.17	108,042	32.18
2	2	Mercantile Bankshares Corp. (MD)	Bank	5	92,387	25.90	90,468	26.95
3	3	BB&T Corp. (NC)	Bank	2	44,197	12.39	46,572	13.87
4	**4**	**Shore Bancshares Inc. (MD)**	**Bank**	**2**	**42,651**	**11.96**	**38,823**	**11.57**
5	5	M&T Bank Corp. (NY)	Bank	1	31,578	8.85	28,328	8.44
6	6	Bank of America Corp. (NC)	Bank	1	17,922	5.03	16,068	4.79
7	7	Easton Bancorp Inc. (MD)	Bank	1	9,621	2.70	7,390	2.20
		Total For Institutions In Market		**17**	**356,654**		**335,691**	

Note: Non-Retail Branches not included

Data source: SNL Financial

Deposit Market Share

Shore Bancshares, Inc. (NASDAQ: SHBI)

Dorchester, MD

2005 Rank	2004 Rank	Institution (ST)	Type	2005 Number of Branches	2005 Total Deposits in Market ($000)	2005 Total Market Share (%)	2004 Total Deposits in Market ($000)	2004 Total Market Share (%)
1	1	Delmarva Bancshares Inc. (MD)	Bank	3	166,305	31.42	161,898	32.69
2	2	Bank of Eastern Shore (MD)	Bank	2	157,879	29.83	146,050	29.49
3	3	HSB Bancorp Inc. (MD)	Bank	2	51,337	9.70	48,137	9.72
4	4	PSB Holding Corp. (MD)	Bank	3	38,083	7.19	31,529	6.37
5	6	BB&T Corp. (NC)	Bank	1	30,237	5.71	26,697	5.39
6	5	Bank of America Corp. (NC)	Bank	1	29,913	5.65	29,154	5.89
7	7	M&T Bank Corp. (NY)	Bank	1	22,579	4.27	23,681	4.78
8	8	SunTrust Banks Inc. (GA)	Bank	1	17,548	3.32	14,665	2.96
9	**9**	**Shore Bancshares Inc. (MD)**	**Bank**	**2**	**15,460**	**2.92**	**13,371**	**2.70**
		Total For Institutions In Market		**16**	**529,341**		**495,182**	

Note: Non-Retail Branches not included

Data source: SNL Financial

Deposit Market Share

Shore Bancshares, Inc. (NASDAQ: SHBI)

Kent, MD

2005 Rank	2004 Rank	Institution (ST)	Type	2005 Number of Branches	2005 Total Deposits in Market ($000)	2005 Total Market Share (%)	2004 Total Deposits in Market ($000)	2004 Total Market Share (%)
1	1	Peoples Bancorp Incorporated (MD)	Bank	5	162,921	36.91	151,157	35.42
2	2	Mercantile Bankshares Corp. (MD)	Bank	5	138,682	31.42	139,383	32.66
3	3	Chesapeake Bancorp (MD)	Bank	2	63,159	14.31	60,560	14.19
4	4	BB&T Corp. (NC)	Bank	2	33,231	7.53	32,887	7.71
5	**5**	**Shore Bancshares Inc. (MD)**	**Bank**	**1**	**21,748**	**4.93**	**23,032**	**5.40**
6	6	SunTrust Banks Inc. (GA)	Bank	1	21,646	4.90	19,711	4.62
		Total For Institutions In Market		**16**	**441,387**		**426,730**	

Note: Non-Retail Branches not included

Data source: SNL Financial

Deposit Market Share

Shore Bancshares, Inc. (NASDAQ: SHBI)

Queen Anne's, MD

2005 Rank	2004 Rank	Institution (ST)	Type	2005 Number of Branches	2005 Total Deposits in Market ($000)	2005 Total Market Share (%)	2004 Total Deposits in Market ($000)	2004 Total Market Share (%)
1	1	Queenstown Bancorp of MD Inc. (MD)	Bank	6	260,791	40.25	247,925	41.40
2	**2**	**Shore Bancshares Inc. (MD)**	**Bank**	**5**	**182,068**	**28.10**	**174,370**	**29.12**
3	3	Bank of America Corp. (NC)	Bank	1	66,535	10.27	58,161	9.71
4	4	Mercantile Bankshares Corp. (MD)	Bank	4	49,981	7.71	45,447	7.59
5	5	M&T Bank Corp. (NY)	Bank	1	39,882	6.16	35,304	5.90
6	6	Annapolis Bancorp Inc. (MD)	Bank	1	32,647	5.04	21,346	3.56
7	7	BB&T Corp. (NC)	Bank	1	16,042	2.48	16,326	2.73
		Total For Institutions In Market		**19**	**647,946**		**598,879**	

Note: Non-Retail Branches not included

Data source: SNL Financial

Deposit Market Share

Shore Bancshares, Inc. (NASDAQ: SHBI)

Talbot, MD

2005 Rank	2004 Rank	Institution (ST)	Type	2005 Number of Branches	2005 Total Deposits in Market ($000)	2005 Total Market Share (%)	2004 Total Deposits in Market ($000)	2004 Total Market Share (%)
1	1	**Shore Bancshares Inc. (MD)**	**Bank**	**4**	**363,607**	**42.47**	**352,887**	**42.72**
2	2	Mercantile Bankshares Corp. (MD)	Bank	5	157,513	18.40	170,186	20.60
3	4	Bank of America Corp. (NC)	Bank	3	90,542	10.58	79,673	9.65
4	3	Easton Bancorp Inc. (MD)	Bank	5	86,841	10.14	83,825	10.15
5	5	SunTrust Banks Inc. (GA)	Bank	1	45,684	5.34	45,332	5.49
6	9	Queenstown Bancorp of MD Inc. (MD)	Bank	1	30,278	3.54	14,836	1.80
7	7	BB&T Corp. (NC)	Bank	1	28,859	3.37	25,262	3.06
8	6	M&T Bank Corp. (NY)	Bank	1	27,605	3.22	29,957	3.63
9	8	First Mariner Bancorp (MD)	Bank	1	18,704	2.18	19,263	2.33
10	10	B.F. Saul Company (MD)	Thrift	1	6,551	0.77	4,824	0.58
		Total For Institutions In Market		**23**	**856,184**		**826,045**	

Note: Non-Retail Branches not included

Data source: SNL Financial

2005 Record Year


NET INCOME
DOLLARS IN MILLIONS
$14
$12
$10
$8
$6
$4
$2
$0
$8.0
$8.8
$9.5
$10.2
$12.9
2001
2002
2003
2004
2005


LOANS, DEPOSITS & TOTAL ASSETS
DOLLARS IN MILLIONS
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
389
487
582
435
545
654
471
592
705
591
659
791
622
705
852
2001
2002
2003
2004
2005
Loans
Deposits
Total Assets

SHBI vs. SNL SMALL CAP BANK INDEX

$250MM-$1B Market Cap	INDEX	INDEX	SHBI	SHBI
	2005 Y	**06/06 Q**	**2005 Y**	**06/06 Q YTD**
Period Ended	12/31/2005	6/30/2006	12/31/2005	6/30/2006
Number of Companies	127	144	1	1
ROAA (%)	1.17	1.15	1.57	1.70
Core ROAA (%)	1.18	1.15	1.57	1.70
ROAE (%)	12.83	12.40	13.20	13.93
Core ROAE (%)	12.90	12.43	13.19	13.23
Net Interest Margin (%)	4.06	4.05	4.69	4.90
Efficiency Ratio (%)	57.24	58.01	52.86	52.68
Noninterest Income/ Operating Revenue (%)	22.05	22.90	24.47	26.66
NPLs/ Loans (%)	0.45	0.47	0.19	0.15
NPAs/ Assets (%)	0.36	0.38	0.13	0.09
NPA+90/ Assets (%)	0.41	0.43	0.23	0.14
Reserves/ NPAs (%)	206.62	189.79	456.10	713.08
Reserves/ NPA+90 (%)	184.03	175.73	266.33	460.05
Loan Loss Reserves/ Gross Loans (%)	1.22	1.22	0.83	0.82
NCOs/ Avg Loans (%)	0.21	0.17	0.04	0.07
Provisions/ Charge-offs (%)	126.87	116.79	304.51	244.89
Equity/ Assets (%)	9.09	9.19	11.91	11.97
Tangible Equity/ Tangible Assets (%)	7.30	7.18	10.46	10.59
Securities/ Assets (%)	22.02	19.97	13.93	12.93
Loans/ Deposits (%)	91.18	92.89	89.01	94.44

Note: The Aggregates are size weighted, calculated by consolidating all companies into a single entity.

SHBI vs. SNL BANK INDEX $1B-$5B ASSETS

(Asset Size)	INDEX	INDEX	SHBI	SHBI
(Asset Size)	**2005 Y**	**06/06 Q**	**2005 Y**	**06/06 Q YTD**
Period Ended	12/31/2005	6/30/2006	12/31/2005	6/30/2006
Number of Companies	153	158	1	1
ROAA (%)	1.12	1.12	1.57	1.70
Core ROAA (%)	1.17	1.12	1.57	1.70
ROAE (%)	12.50	12.14	13.20	13.93
Core ROAE (%)	12.88	12.13	13.19	13.23
Net Interest Margin (%)	4.06	4.01	4.69	4.90
Efficiency Ratio (%)	57.84	58.37	52.86	52.68
Noninterest Income/ Operating Revenue (%)	22.68	22.24	24.47	26.66
NPLs/ Loans (%)	0.47	0.49	0.19	0.15
NPAs/ Assets (%)	0.38	0.41	0.13	0.09
NPA+90/ Assets (%)	0.44	0.45	0.23	0.14
Reserves/ NPAs (%)	198.56	180.00	456.10	713.08
Reserves/ NPA+90 (%)	178.29	164.99	266.33	460.05
Loan Loss Reserves/ Gross Loans (%)	1.25	1.20	0.83	0.82
NCOs/ Avg Loans (%)	0.24	0.18	0.04	0.07
Provisions/ Charge-offs (%)	121.89	109.02	304.51	244.89
Equity/ Assets (%)	8.98	9.13	11.91	11.97
Tangible Equity/ Tangible Assets (%)	7.03	6.99	10.46	10.59
Securities/ Assets (%)	22.05	20.19	13.93	12.93
Loans/ Deposits (%)	89.65	91.55	89.01	94.44

Note: The Aggregates are size weighted, calculated by consolidating all companies into a single entity.

SHBI vs. SNL MID-ATLANTIC BANK INDEX

MD, DC, DE, PA, NJ, NY Public Banks	INDEX	INDEX	SHBI	SHBI
	2005 Y	**06/06 Q**	**2005 Y**	**06/06 Q YTD**
Period Ended	12/31/2005	6/30/2006	12/31/2005	6/30/2006
Number of Companies	97	98	1	1
ROAA (%)	1.40	1.22	1.57	1.70
Core ROAA (%)	1.00	1.03	1.57	1.70
ROAE (%)	16.73	15.24	13.20	13.93
Core ROAE (%)	11.86	12.92	13.19	13.23
Net Interest Margin (%)	2.81	2.58	4.69	4.90
Efficiency Ratio (%)	61.77	63.27	52.86	52.68
Noninterest Income/ Operating Revenue (%)	54.13	56.32	24.47	26.66
NPLs/ Loans (%)	0.70	0.63	0.19	0.15
NPAs/ Assets (%)	0.32	0.28	0.13	0.09
NPA+90/ Assets (%)	0.41	0.36	0.23	0.14
Reserves/ NPAs (%)	197.09	198.66	456.10	713.08
Reserves/ NPA+90 (%)	152.20	153.37	266.33	460.05
Loan Loss Reserves/ Gross Loans (%)	1.52	1.39	0.83	0.82
NCOs/ Avg Loans (%)	1.10	0.72	0.04	0.07
Provisions/ Charge-offs (%)	92.66	89.90	304.51	244.89
Equity/ Assets (%)	8.46	8.00	11.91	11.97
Tangible Equity/ Tangible Assets (%)	5.27	5.06	10.46	10.59
Securities/ Assets (%)	31.08	31.35	13.93	12.93
Loans/ Deposits (%)	83.14	83.25	89.01	94.44

Note: The Aggregates are size weighted, calculated by consolidating all companies into a single entity.

SHORE BANCSHARES, INC.

Banking. Insurance. Investments.

Mid-Atlantic SuperCommunity Bank Conference

Philadelphia

November 6, 2006